UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): August 19, 2005


                              U.S. GOLD CORPORATION
             (Exact name of registrant as specified in its charter)

            Colorado                    0-9137                    84-0796160
(State or other jurisdiction of     (Commission File           (I.R.S. Employer
 incorporation or organization)         Number)              Identification No.)

                         2201 Kipling Street, Suite 100
                             Lakewood, CO 80215-1545
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number including area code: (303) 238-1438


          (Former name or former address, if changed since last report)

     Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure
------------------------------------

A news release was issued by U.S. Gold Corporation (the "Company") on August 19, 2005, announcing the appointment of Rob McEwen as a Director, Chief Executive Officer and Chairman of the Board. Declan Costelloe was also appointed as a Director of the Company. The full text of the news release is included as an exhibit to this Report and is incorporated by reference herein.




Item 9.01.  Financial Statements and Exhibits
---------------------------------------------

(c)      Exhibits:

         99.1     News release issued by the Company on August 19, 2005

                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           U.S. GOLD CORPORATION



Date: August 19, 2005                     By: /s/ William F. Pass
                                              ----------------------------------
                                              William F. Pass
                                              Vice President, Chief Financial
                                              Officer and Secretary































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